BofA Securities Future of Financial Services Conference 2020 John F. Woods Vice Chairman and Chief Financial Officer Eric J. Schuppenhauer President of Consumer Lending and National Banking November 10, 2020 Exhibit 99.1

Forward-looking statements and use of non-GAAP financial measures Forward-Looking Statements. This document contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends, as well as the potential effects of the COVID-19 pandemic on our business, operations, financial performance and prospects, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; The COVID-19 pandemic and associated lockdowns and their effects on the economic and business environments in which we operate; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic and associated lockdowns and their effects on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Further, statements about the estimated impact of CECL are forward-looking statements and are subject to the risk that the actual impact of CECL may differ, possibly materially, from what is reflected in those statements due to, among other things, changes in macroeconomic conditions and any of the other variables discussed, as well as changes based on continuing review of models and assumptions. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the period ending June 30, 2020. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The Appendix presents reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

Overview A more diversified business model helps us navigate through a challenging rate environment Self-help initiatives to improve profitability and capital efficiency Investments in fee-generation capabilities Positioning Mortgage Banking to continue thriving even as rates rise Balance Sheet Optimization TOP 6 Transformation initiatives Key strategic priorities in Consumer Banking E2E digitization Deepening relationships National expansion Distinctive national consumer lending businesses Growing attractive loan categories such as education refi and point-of-sale financing Investing through the crisis to come out with positive momentum

Significant progress in building a stronger and more diversified business model see page 19 for notes and important information on Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. Underlying PPNR performance has strengthened(1,2) Strong PPNR performance reflects an increasingly diversified business model Multi-year investments in fee-generation capabilities, including selective acquisitions Significantly modernized and strengthened technology capabilities 3.9% PPNR YTD in-line with peer average(3) Series of Tapping our Potential (“TOP”) programs key to self-funding these investments Balance Sheet Optimization (“BSO”) initiatives improving risk-adjusted returns, funding costs and capital efficiency Adopting an originate-to-distribute orientation; successful sale of student loans in 3Q20 Smart loan growth in attractive risk-adjusted return categories Commercial expected to grow in-line with nominal GDP once recovery reached Underlying ROTCE has improved significantly before the impact of reserving associated with the pandemic Key messages Underlying ROTCE improved since IPO(1) Well-positioned to maintain momentum – multiple levers to improve performance 7.7% impact from reserve builds $s in billions

Consumer Banking - strategic priorities

Consumer Banking priorities to drive future growth

Priority	Focus	Initiatives
E2E digital transformation	Digital-first front to back re-imagination	■ Zero-based restructuring of customer journeys from marketing through fulfillment ■ Accelerating the repositioning of the distribution network to improve efficiency and customer experience
National expansion	Integrate existing and new capabilities into a new distinctive national value proposition	■ Well positioned to drive growth given unique national product offering ■ Expanding Citizens Access® ■ Reinventing payment experience at point-of-sale
Deepening relationships	Create stickier revenue through deepening Resulting in low-cost deposit growth Focus on mass affluent and affluent segments	■ Increasing primacy and share of wallet ■ Focusing on customization through data analytics ■ Accelerate growth in Wealth ■ Conversion of "thin" relationships to "thick"
Business optimization	Accelerate progress and improve ROE through TOP 6 and BSO programs	■ Remixing the balance sheet and originate-to-distribute orientation ■ Transformed ~35% of branch network since 2015; significantly accelerating the pace[1] ■ Selective M&A to drive fee income growth

Citizens Financial Group, Inc.™

see page 19 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

5

Consumer lending – a powerful platform for growth in an ever-changing landscape Major trends reshaping how we compete Further enhance customer experience and improve efficiencies via digitization Maintain solid credit discipline and operational excellence while innovating every day Grow fee income; optimize originate-to-distribute model Leverage distinctive consumer lending capabilities for our national expansion strategy Our strategic priorities in consumer lending Accelerating digital adoption with COVID-19 Rapidly increasing innovation in data and analytics Rising expectations for customer experience Growing importance of scalability and efficiency

Consumer lending - developing relationships by serving customer needs[1]

$s in billions

National reach with scale, diversification and expertise unmatched in regional banking

Retail ~50% of total CFG $124B loan portfolio at 9/30/20



Residential mortgages $19.6
Auto $12.0
Home equity $12.3
Education $11.6
POS Finance $2.5
Other $3.6

Mortgage banking

- Servicing ~500K customers nationwide; ~55% outside regional footprint
- Top-10 bank-owned originator & servicer[2]

Point-of-sale finance

- ~2.8 million customers currently with ~75% outside regional footprint
- Innovation leader; Launching 5 new merchant finance partnerships

Education lending

- ~310K customers; ~25% outside regional footprint
- Top-3 private student lender[4]
- In-School loans from ~1,700 colleges/universities throughout U.S.

Auto

- ~550K customers; ~45% outside regional footprint
- Over 5,000 dealers throughout the U.S.

Home equity

- ~220K customers in regional footprint
- Top-5 rank in HELOC in 9/9 markets[3]

see page 19 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

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Mortgage Banking – platform for fee growth and customer acquisition

$s in billions

Key strategic investments enabled us to build a strong Mortgage Banking business

2020 YTD originations ~$30 billion


Wholesale
21%
Correspondent
42%
Retail
37%

- #7 ranked bank originator;[1] ~1.1% market share
- ~35%/65% purchase/refi
- 80%+ conforming
- Portfolio high-quality jumbo loans largely in-footprint
- Avg. FICO ~785/ ~63% weighted avg. LTV ratio

$103 billion servicing portfolio at 9/30/20


Owned loans serviced
$22
Loans serviced for others
$81

- #9 ranked bank servicer [1]
- ~500K customers serviced
- ~21% growth in servicing portfolio since 3Q18
- Retain relationships for all originations – opportunity to deepen
  - 80% in-footprint retail customers have another Citizens product

Retail	Wholesale	Correspondent
▪ 550+ loan officers ▪ #4 bank in footprint; #12 bank in U.S. ▪ 60%+ digital applications	▪ 1,600+ brokers ▪ #1 bank in U.S.	▪ 700+ lenders ▪ #6 bank in U.S.

Mortgage servicing relationships in all 50 states[2]


Highly diversified by geography; remaining states under 3% - mostly out of footprint
10%
9%
6%
6%
5%
4%
4%
4%
3%
3%
3%
3%
PA
NY
OH
MA
TX
TN
MI
FL
VA
CT
RI
NC
In footprint
Out of footprint

Citizens Financial Group, Inc.

see page 19 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

8

Mortgage Banking – positioned for significant opportunities ahead Deliver best-in-class digital experience while improving efficiencies Increase distribution presence and gain share in all channels Continue to build digital-first origination process for Retail channel Develop digital gateway for Wholesale to empower brokers E2E digital transformation Focus on process improvements, talent and technology Leverage bank strengths to introduce additional product capabilities Selectively add loan officers in Retail; further enable Virtual sales Grow wholesale and correspondent relationships Enhance loyalty programs and product set to widen reach in wholesale and correspondent Deepen with customers beyond mortgage Enhance partnerships with Retail Bank and Wealth Management Deepen mortgage relationships through other banking product offerings

Mortgage Banking – continue to improve customer experience and efficiency E2E digitization effort well underway as part of TOP 6 Transformation Reducing human touchpoints in operations via redesign and digitization of workflows Empowering colleagues with digital tools to better serve customers Expect origination and servicing costs per loan to achieve industry-leading levels by year-end 2021 Created partnership with Your Home Rewards network for a simple search process that rewards customers Blend digital interface simplifies the user experience with automatic data gathering and validation Citizens Home Loan app allows easy management of mortgage along with home sales and neighborhood information Home Search Digital Application Digital Servicing Transformation extends deep into organization Driving operational efficiencies

Mortgage Banking – expect to gain share even as rates rise Potential for >$3T mortgage market in 2021(1) Focused on taking share in the purchase market Expect total market share to approach ~2% from 1%+ today as market begins to normalize in 2022 and beyond CFG market share expected to rise as refi volumes fall Refi-driven market Normalized market ~$3.0+ 60-75% of U.S. mortgages eligible for refi with meaningful benefit, i.e., >50 bps rate savings see page 19 for notes and important information on Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. $s in trillions

Education lending – a distinctive area of lending strength

Leading education lending platform enables us to grow target customers

A leader in education lending

- Targeting emerging mass affluent customers with growing financial needs; powerful means of building core banking relationships
- Super-prime focus; average FICO ~785
  - Education refi borrowers employed ~6 years on average at origination; ~60% advanced degrees
  - Education In-School with ~90% co-sign
- Portfolio demonstrating credit resiliency
  - Stable delinquency trends with 99.6% current
  - ~4.2% in forbearance at 10/31; accounts that exited forbearance performing well with ~98% current

Private student loans industry outstanding $134B at 12/31/19[1]


17%
17%
8%
All other
Citizens ranked #3

Positioning for the future

- Launching new digital capabilities in 2021 to serve customers without friction and increased efficiency
- Developing originate-to-distribute capability
  - Successfully completed 1st student loan sale in 3Q
  - Retaining servicing and customer relationships

Education has grown to ~9% of total loans

$s in billions


$4.4
$2.0
$2.4
4%
$6.6
$4.1
$2.5
6%
$8.1
$5.4
$2.8
7%
$8.9
$5.8
$3.1
8%
$10.3
$7.0
$3.4
9%
$11.6
$8.9
$2.7
9%
2015
2016
2017
2018
2019
3Q20
In-School
ERL
% of total loans

see page 19 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

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Point-of-sale finance – capabilities well-established in a high growth market

Millennials/Gen Z have strong preference for fixed installment over credit cards[1]

Predictable


62%

Prefer fixed monthly payments with clear payment terms

Affordable


66%

Prefer not to open more credit cards just to make a large ticket purchase

Convenient, financially responsible way to pay; a subscription-like value proposition

POS finance is growing much faster at a 20%+ CAGR than traditional unsecured lending[2]


$s in millions
$905
$49
$88
$113
5%
$655
$1,156
$94
$138
$130
8%
$794
$1,444
$162
$194
$142
11%
$946
CAGR
22%
14%
4%
6%
2015
2018
2021E
General-purpose cards
Personal loans
Private-label cards
POS lending
Share of POS lending

Strong positioning in an attractive growth area

- Significant profit pools to disrupt – general purpose and private label cards
- Early advantage with 2015 Apple partnership
  - Deep expertise in creating a seamless customer experience and credit/fraud analytics at POS
  - Scalable platform and speed of a fintech
- Credit card-like returns with strong credit performance; loss-sharing provides extra resiliency
  - Lowest forbearance rates in consumer portfolio; under 0.5% even at the peak
  - Delinquency rates very low with ~99% current

Recent portfolio growth reflects solid momentum


$s in billions
~47% CAGR since 3Q16
$0.1
$0.5
$0.8
$1.5
$1.9
$2.5
3Q-15
3Q-16
3Q-17
3Q-18
3Q-19
3Q-20
POS Finance

see page 19 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

13

Point-of-sale finance – fintech agility paired with the strength of a bank 100% digital end-to-end capability Omni-channel solutions, e.g., online, mobile, in-store Highly scalable and flexible platform enables onboarding merchants quickly with low incremental cost Consumer Electronics Retail Telecom Auto parts & services Health Apple iUp Microsoft Xbox All Access Upgrade & “Device as-a-Service” programs Delivering manufacturer programs via retailers (e.g., Target, Walmart, Best Buy) Major club wholesaler Online retailers Home Vivint Expanding to home improvement Strong momentum with recent partnerships and expansion into new areas Leverages expertise in Consumer Electronics Untapped market opportunity; leverages CFG auto dealer network Fitness Dental & Medical Market poised for disruption with limited competitive offerings Integrate seamlessly throughout customer journey to drive higher purchase volume – not just another ‘check-out option’ Create customer loyalty with line-of-credit offering to enable repeat purchases Creating strategic programs and building unique experiences for merchants Differentiated product and platform compared to fintech and large-issuer competitors Building leadership in core verticals Launching programs in new verticals

Point-of-sale finance – continuing to innovate Created altogether new products and capabilities Seamless customer experience integrated with product sale Capability for merchants to distribute via multiple retailers Leveraging deep POS expertise and innovation to build competitive advantage Next generation POS merchant experiences Innovative customer analytics Expansion into new opportunities Data-driven underwriting provides competitive advantage Real-time fraud and credit analytics Frictionless shopping experience Instant credit decision Consumer-direct experience in pilot Merchant-agnostic installment program Interoperability with other Citizens capabilities in support of national digital platform

Wrapping up Focused on mass affluent/affluent segments to drive stickier revenue through deepening Deliver front-to-back digital transformation to enhance customer experience and efficiency Build on Citizens Access®, combined with distinctive lending capabilities, to expand nationally through a bold and innovative value proposition CFG operations/client service location CFG branch location CFG Corporate Headquarters - Providence, RI Well positioned to drive growth given unique national product offering and attractive footprint Deposits from all 50 states Over 5 million retail lending customers across all 50 states ~2.4 million lending customers within regional footprint

Appendix

Retail credit quality update Retail credit generally performing well reflecting our focus on super-prime/prime customers Forbearance rates down from 6.0% at 6/30/20 to 2.8%* at 10/31/20 Broadly stable early-stage retail delinquency trends for loans not in forbearance ~95% of borrowers who exited forbearance are current *Under an alternative method where forbearance ends immediately after the last deferred payment, the forbearance rate would be ~2% on 10/31/20 see page 19 for notes and important information on Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Notes

Notes on Non-GAAP Financial Measures

See important information on Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" or "Adjusted" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable.

General Notes

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
c) Select totals may not sum due to rounding.
d) Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted.

Notes on slide 4 - Significant progress in building a stronger & more diversified business model
1) See above note on non-GAAP financial measures
2) Underlying PPNR as % of average assets presented on a 9-quarter equivalent basis consistent with the time period used in CCAR/DFAST
3) Peers include CMA, FITB, HBAN, KEY, MTB, PNC, RF, TFC and USB; calculated based on adjusted PPNR results

Notes on slide 5 - Consumer Banking - strategic priorities
1) Transformed branches since 2015 includes closures, consolidations and renovations

Notes on slide 7 - Consumer lending - developing relationships by serving customer needs
1) References to the term "customers" refers to the # of households
2) Inside Mortgage Finance Publications, origination data for the nine months ended September 30, 2020; servicing share data as of June 30, 2020
3) According to Equifax; origination volume as of 2Q20
4) Annual reports and quarterly earnings supplements across competitors. Federal Reserve total student loan debt reporting

Notes on slide 8 - Mortgage banking - platform for fee growth and customer acquisition
1) Inside Mortgage Finance Publications, origination data for the nine months ended September 30, 2020; servicing share data as of June 30, 2020
2) Percentages in each state based on count of households

Notes on slide 11 - Mortgage banking - expect to gain share even as rates rise
1) Historical origination data for 2011-2019 based on Mortgage Bankers Association; 2020 data based on average of Fannie Mae and Mortgage Bankers Association forecasts; 2021 data based on forecasts by multiple industry sources and internal analysis

Notes on slide 12 - Education lending - a distinctive area of lending strength
1) Annual reports and quarterly earnings supplements across competitors. Federal Reserve total student loan debt reporting

Notes on slide 13 - Point-of-sale finance - capabilities well-established in a high growth market
1) Citizens Point of Sale Survey conducted nationally by Mintel Comperemedia in June 2018
2) McKinsey on Payments, Volume 12, Issue 30, January 2020

Notes on slide 18 - Retail credit quality update
1) See above general note c).

Citizens Financial Group, Inc.™
19

Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data FOR THE NINE MONTHS ENDED SEPTEMBER 30, FULL YEAR 2020 2019 2018 2017 2016 2015 Total revenue, Underlying: Total revenue (GAAP) A $5,198  $6,491  $6,128  $5,707  $5,255  $4,824  Less: Special items —  —  —  —  —  —  Less: Notable items —  —  (5) 6  67  —  Total revenue, Underlying (non-GAAP) B $5,198  $6,491  $6,133  $5,701  $5,188  $4,824  Noninterest expense, Underlying: Noninterest expense (GAAP) C $2,979  $3,847  $3,619  $3,474  $3,352  $3,259  Less: Restructuring charges —  —  —  —  —  26  Less: Special items —  —  —  —  —  24  Less: Notable items 83  68  54  55  36  —  Noninterest expense, Underlying (non-GAAP) D $2,896  $3,779  $3,565  $3,419  $3,316  $3,209  Pre-provision profit: Total revenue A $5,198  $6,491  $6,128  $5,707  $5,255  $4,824  Noninterest expense C 2,979  3,847  3,619  3,474  3,352  3,259  Pre-provision profit $2,219  $2,644  $2,509  $2,233  $1,903  $1,565  Pre-provision profit, Underlying: Total revenue, Underlying (non-GAAP) B $5,198  $6,491  $6,133  $5,701  $5,188  $4,824  Noninterest expense, Underlying (non-GAAP) D 2,896  3,779  3,565  3,419  3,316  3,209  Pre-provision profit, Underlying (non-GAAP) $2,302  $2,712  $2,568  $2,282  $1,872  $1,615

Non-GAAP financial measures and reconciliations

$s in millions, except share, per share and ratio data

		FOR THE NINE MONTHS ENDED SEPTEMBER 30,	FULL YEAR				
		2020	2019	2018	2017	2016	2015
Net income available to common stockholders, Underlying:							
Net income available to common stockholders (GAAP)	E	$526	$1,718	$1,692	$1,638	$1,031	$833
Add: Restructuring charges, net of tax expense (benefit)		—	—	—	—	—	16
Add: Special items, net of income tax expense (benefit)		—	—	—	—	—	15
Add: Notable items, net of income tax expense (benefit)		59	17	16	(340)	(19)	—
Net income available to common stockholders, Underlying (non-GAAP)	F	$585	$1,735	$1,708	$1,298	$1,012	$864
Return on average tangible common equity and return on average tangible common equity, Underlying:							
Average common equity (GAAP)		$20,401	$20,325	$19,645	$19,618	$19,698	$19,354
Less: Average goodwill (GAAP)		7,049	7,036	6,912	6,883	6,876	6,876
Less: Average other intangibles (GAAP)		65	71	14	2	2	4
Add: Average deferred tax liabilities related to goodwill (GAAP)		375	371	359	534	502	445
Average tangible common equity	G	$13,662	$13,589	$13,078	$13,267	$13,322	$12,919
Return on average tangible common equity	E/G	5.15 %	12.64 %	12.94 %	12.35 %	7.74 %	6.45 %
Return on average tangible common equity, Underlying (non-GAAP)	F/G	5.71	12.76	13.06	9.79	7.60	6.69

Citizens Financial Group, Inc.™

21